UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2020

AMERI Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-38286	95-4484725
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5000 Research Court, Suite 750

Suwanee, Georgia 30024

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (770) 935-4152

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	AMRH	The Nasdaq Stock Market LLC
Warrants to Purchase Common Stock	AMRHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note

On August 12, 2020, AMERI Holdings, Inc. (“Ameri”), Jay Pharma Inc. (“Jay Pharma”) and certain other signatories thereto entered into a Tender Offer Support Agreement and Termination of Amalgamation Agreement (as may be amended from time to time, the “Tender Agreement”), which provides that, among other things, Ameri will make a tender offer (such offer, as it may be amended or supplemented from time to time as permitted under the Tender Agreement, the “Offer”) to purchase all of the outstanding common shares of Jay Pharma for the number of shares of Resulting Issuer common stock at the exchange ratio set forth in the Tender Agreement (the “Exchange Ratio”), and Jay Pharma will become a wholly-owned subsidiary of Ameri, on the terms and conditions set forth in the Tender Agreement. We refer to Ameri after giving effect to the Offer and the completion of the transactions contemplated by the Tender Agreement as the “Resulting Issuer.”

In connection with the Offer, Ameri filed a proxy statement/prospectus on Form S-4 (File No. 333-238742) (the “Form S-4”), which was declared effective by the Securities and Exchange Commission on November 12, 2020. Ameri is filing this Current Report on Form 8-K in order to (i) provide an update to the Exchange Ratio as disclosed in the Form S-4, (ii) report execution of Amendment No. 1 to the Tender Agreement, dated December 18, 2020, which provided a clarification of the calculation method of the Exchange Ratio and the number of securities of the Resulting Issuer to be issued to Alpha Capital Anstalt, a current noteholder of Jay Pharma (“Alpha”) and a change in the number of directors of the Resulting Issuer to be designated by each of Jay Pharma and Ameri, (iii) provide an update to the Form S-4 concerning a recent investment in Jay Pharma by Alpha (the “Alpha December Investment”), and (iv) update the Form S-4 concerning the Resulting Issuer’s Nasdaq ticker symbol.

Item 1.01. Entry into a Material Definitive Agreement.

On December 18, 2020, Ameri, Jay Pharma, Jay Pharma Merger Sub, Inc., 1236567 B.C. Unlimited Liability Company and Barry Kostiner entered into that certain Amendment No. 1 to the Tender Offer Support Agreement and Termination of Amalgamation Agreement (“the “Tender Agreement Amendment”). Pursuant to the Tender Agreement Amendment, the parties to the Tender Agreement agreed to revise the definition of the “Exchange Ratio” in the following manner:

●

The definition of “Jay Pharma Outstanding Shares” was revised to remove the exclusions of (i) any common shares of Jay Pharma issued or issuable pursuant to or in connection with the Jay Note Securities (as defined in the Form S-4) and Alpha Investment Securities (as defined in the Form S-4) and (ii) the Jay Pharma common shares issuable upon exercise of certain warrants issuable to Palladium Capital Advisors, LLC, a financial advisor to Jay Pharma and Ameri (“Palladium”), in connection with the placement agent agreement between Jay Pharma and Palladium from such definition.

●	The definition of “Ameri Outstanding Shares” was revised to clarify that such definition includes the shares being issued or caused to be issued to Palladium pursuant to the engagement letter between Palladium and Ameri in such definition.

The parties to the Tender Agreement also agreed to revise Section 2.3(c) of the Tender Agreement to reflect the exclusion of the securities issued to Alpha pursuant to the Alpha December Investment (as described further below), as well as a clarification that the Jay Pharma common shares issued or issuable to Palladium that will be exchanged for 1% of the Resulting Issuer, pursuant to the terms of the Placement Agent Agreement between Jay Pharma and Palladium, will be excluded from the $40 million valuation of Jay Pharma used in the calculation of the per share price of Jay Pharma common shares for Jay Note Securities and Alpha Investment Securities as described in such provision.

Additionally, Section 7.7 of the Tender Agreement, which is a covenant pertaining to the composition of the Resulting Issuer board of directors post-closing, was revised to reflect that the board will have a minimum of three (3) members, each of which shall be appointed by Jay Pharma.

The foregoing description of the Tender Agreement Amendment is not complete and is qualified in its entirety by reference to the full text of the Tender Agreement Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 8.01. Other Events.

Exchange Ratio

Subsequent to the filing of the Form S-4, a certain holder of notes convertible into Ameri common stock, par value $0.01 per share (the “Ameri Common Stock”) converted its notes into shares of Ameri Common Stock (the “Ameri Note Conversions”). In addition, on December 4, 2020, Jay Pharma and Alpha entered into the Alpha December Investment by executing a securities purchase agreement whereby Alpha purchased an additional 1,000,000 common shares of Jay Pharma and Series A Warrants to purchase 500,000 common shares of Jay Pharma at an exercise price of $0.30 per share for an aggregate purchase price of $300,000. The resulting increases in the number of shares of Ameri Common Stock and the reduction in the outstanding principal and accrued interest on the note and the resulting increase in the number of Jay Pharma common shares outstanding on a fully-diluted basis impacts the Exchange Ratio, which determines the number of shares of Resulting Issuer Common Stock that holders of outstanding common shares of Jay Pharma will be entitled to receive at the completion of the Offer. As a result of the Ameri Note Conversions and the Alpha December Investment, the Exchange Ratio has changed from 0.8504 to 0.8320.

In addition, if the proposal to approve, for purposes of Nasdaq Rules 5635, the issuance of shares of common stock upon the exchange of certain convertible debentures held by Alpha in one or more private placement transactions, described further in the Form S-4 in the section entited “PROPOSALS SUBMITTED TO AMERI STOCKHOLDERS – AMERI PROPOSAL 9 – APPROVAL OF THE CONVERSION PROPOSAL” on page 124 of the proxy statement/prospectus (the “Conversion Proposal”), is approved and the conversion price of the outstanding 1% debentures is reduced from $1.75 to $1.00 per share, the Exchange Ratio will change further from 0.8320 to 0.8615.

As a result of the change in the Exchange Ratio from from 0.8504 to 0.8320, Ameri currently intends to issue 51,951,752 shares of Resulting Issuer Common Stock and 12,282,471 shares of Series B Preferred Stock of the Resulting Issuer (“Series B Preferred Stock”) that are convertible into up to 12,282,471 shares of common stock of the Resulting Issuer at the completion of the Offer, prior to giving effect to the proposed reverse stock split discussed in the Form S-4. If the Conversion Proposal is approved and the Exchange Ratio changes further from 0.8320 to 0.8615, Ameri will issue 53,795,867 shares of Resulting Issuer Common Stock and 12,718,459 shares of Series B Preferred Stock that are convertible into up to 12,718,459 shares of common stock of the Resulting Issuer at the completion of the Offer, prior to giving effect to the proposed reverse stock split discussed in the Form S-4.

The conversion by Ameri investors of additional notes or exercise by Ameri investors of outstanding warrants, if any, between the date hereof and the completion of the Offer would result in further updates to the Exchange Ratio.

Amendment of the Tender Agreement

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Alpha December Investment

On December 4, 2020, Jay Pharma and Alpha entered into the Alpha December Investment by executing a securities purchase agreement whereby Alpha purchased an additional 1,000,000 common shares of Jay Pharma and Series A Warrants to purchase 500,000 common shares of Jay Pharma at an exercise price of $0.30 per share for an aggregate purchase price of $300,000. Such common shares of Jay Pharma will be exchanged for (i) 831,944 shares of Series B Preferred Stock that are convertible into up to 831,944 shares of common stock of the Resulting Issuer, prior to giving effect to the proposed reverse stock split discussed in the Form S-4, and (ii) warrants to purchase up to 415,972 shares of common stock of the Resulting Issuer, prior to giving effect to the proposed reverse stock split discussed in the Form S-4, pursuant to the terms of an exchange agreement to be entered into by and between Ameri and Alpha (based on the Exchange Ratio of 0.8320).

In connection to the Alpha December Investment, Palladium is receiving compensation pursuant to the placement agent agreement by and between Jay Pharma and Palladium.

Calculation of Exchange Ratio

The Form S-4 previously reported that, for purposes of determining the Exchange Ratio, “Jay Pharma Outstanding Shares” means the total number of common shares of Jay Pharma outstanding immediately prior to the effective time expressed on a fully-diluted basis; provided, however, that for purposes of this definition of “Jay Pharma Outstanding Shares,” Jay Pharma’s fully diluted share count would not include (a) any common shares of Jay Pharma issued or issuable pursuant in connection with the Alpha Investment Securities or the Jay Note Securities, and (b) any common shares of Jay Pharma issuable upon exercise of certain warrants issuable upon the exercise of the warrants to purchase up to 7% of the common shares of Jay Pharma to be issued to Palladium pursuant to Placement Agent Agreement between Jay Pharma and Palladium.

The parties to the Tender Agreement agreed to clarify that (i) any common shares of Jay Pharma issued or issuable pursuant to or in connection with the Jay Note Securities and Alpha Investment Securities and (ii) any common shares of Jay Pharma issuable in connection with the Placement Agent Agreement between Jay Pharma and Palladium should be included in the Jay Pharma Outstanding Shares figure used in the calculation of the Exchange Ratio. Therefore, the Tender Agreement Amendment adjusts the definition of “Jay Pharma Outstanding Shares” accordingly.

Additionally, the Tender Agreement Amendment revises the definition of “Ameri Outstanding Shares” to clarify that such definition includes the shares being issued or caused to be issued to Palladium pursuant to the engagement letter between Palladium and Ameri for purposes of calculating the Exchange Ratio.

Resulting Issuer Board of Directors

The Form S-4 previously reported that R. James Woolsey would serve as a director of the Resulting Issuer as a designee of Ameri, and that pursuant to the Tender Agreement, immediately after the effective time of the Offer, the Resulting Issuer’s board of directors would consist a minimum of five (5) members, of which one (1) director would be a designee of Ameri and the remaining four (4) of which would be designated by Jay Pharma, to be appointed as of the date of closing.

Subsequent to the filing of the Form S-4, R. James Woolsey informed Ameri and Jay Pharma that he does not wish to serve as a director of the Resulting Issuer. Accordingly, Tender Agreement Amendment reflects a revision to the relevant provision of the Tender Agreement, which states that the board of directors of the Resulting Issuer will have a minimum of three (3) directors, each of which will be appointed by Jay Pharma.

Nasdaq Ticker Symbol

The Form S-4 previously reported that the Resulting Issuer would seek to change its trading symbol on The NASDAQ Stock Market to “ENVR”. The Resulting Issuer will instead seek to change its trading symbol on The NASDAQ Stock Market to “ENVB”.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of forward-looking terms such as “anticipates,” “assumes,” “believes,” “can,” “could,” “estimates,” “expects,” “forecasts,” “guides,” “intends,” “is confident that,” “may,” “plans,” “seeks,” “projects,” “targets,” and “would” or the negative of such terms or other variations on such terms or comparable terminology. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed Offer pursuant to the Tender Agreement including future financial and operating results, the Resulting Issuer’s plans, objectives, expectations and intentions, the expected timing of completion of the Offer and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the respective managements of Ameri and Jay Pharma and are subject to significant risks and uncertainties that could cause actual outcomes and results to differ materially. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, without limitation: the occurrence of any event, change or other circumstances that could give rise to the termination of the Tender Agreement; the inability to complete the Offer due to the failure to obtain stockholder approvals or governmental or regulatory clearances or the failure to satisfy other conditions to the closing of the Offer or for any other reason; legal or regulatory proceedings or other matters that affect the timing or ability to complete the Offer as contemplated; the risk that the proposed Offer disrupts current plans and operations; fluctuations in the market value of Ameri common stock; the effects of the Offer on Ameri’s financial results; potential difficulties in employee retention as a result of the Offer; disruption from the Offer making it difficult to maintain business and operational relationships; diversion of management’s time on issues related to the Offer; the risk that cost savings and other synergies anticipated to be realized from the Offer may not be fully realized or may take longer to realize than expected; adverse developments in general market, business, economic, labor, regulatory and political conditions; the amount of any costs, fees, expenses, impairments and charges related to the Offer; the uncertainty regarding the adequacy of Ameri’s liquidity to pursue its business objectives; the impact of any outbreak or escalation of hostilities on a national, regional or international basis, acts of terrorism or natural disasters; changes in regulations and laws relating to cannabinoids and related products; competitive factors, including technological advances achieved and patents attained by competitors; the impact of any change to applicable laws and regulations affecting domestic and foreign operations, including those relating to trade, monetary and fiscal policies, taxes, price controls, regulatory approval of new products, licensing and healthcare reform; and the geographic, social and economic impact of COVID-19 on the Company’s business operations.

Ameri and Jay Pharma do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. You are cautioned not to place undue reliance on these forward-looking statements, because, while the respective managements of Ameri and Jay Pharma believe the assumptions on which the forward-looking statements are based are reasonable, there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in this proxy statement/prospectus.

Additional Information

In connection with the proposed transaction, Ameri has filed with the SEC a registration statement on Form S-4 that includes a proxy statement of Ameri and also constitutes a prospectus of Ameri. The registration statement was declared effective by the SEC on November 12, 2020. Ameri commenced mailing the proxy statement/prospectus to stockholders of Ameri and AYRO on or about November 20, 2020. INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the definitive proxy statement/prospectus and other relevant documents filed by Ameri with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by Ameri with the SEC are available free of charge on Ameri’s website at www.ameri100.com or by contacting 845-323-0434 or sending an e-mail to Barry.Kostiner@ameri100.com.

Participants in the Solicitation

Ameri and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction has been included in the definitive proxy statement/prospectus referred to above. Additional information regarding the directors and executive officers of Ameri is included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 30, 2020, as amended on April 10, 2020, and August 12, 2020. Investors should read the definitive proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from Ameri using the sources indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No public offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	AMENDMENT NO. 1 to TENDER OFFER SUPPORT AGREEMENT AND TERMINATION OF AMALGAMATION AGREEMENT, dated December 18, 2020, by and among Ameri, Jay Pharma Merger Sub, Inc., Jay Pharma Inc., 1236567 B.C. Unlimited Liability Company and Barry Kostiner, as the Ameri representative.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERI HOLDINGS, INC.

Date: December 18, 2020	By:	/s/ Barry Kostiner
	Name:	Barry Kostiner
	Title:	Chief Financial Officer